As filed with the Securities and Exchange Commission on August 15, 2008

1940 Act File No. 811-22232

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. __	☐

M&I SPECIAL INSTITUTIONAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 287-8729

John M. Blaser

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copies of all communications to:

Carol A. Gehl

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

EXPLANATORY NOTE:

This Registration Statement on Form N-1A has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended.  However, beneficial interests in the Registrant are not registered under the Securities Act of 1933, as amended (the “Securities Act”), because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act.  Investments in the Registrant may only be made by “accredited investors” within the meaning of Regulation D promulgated under the Securities Act.  This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, within the meaning of the Securities Act, any beneficial interests in the Registrant.

This Registration Statement has been prepared as a single document consisting of Parts A, B and C, none of which is to be used or distributed as a stand alone document.

M&I Special Institutional Funds, Inc.

M&I Special Purpose Prime Money Market Fund I

PART A

____________, 2008

Table of Contents
Background	1
Investment Objective	1
Principal Investment Strategies	1
Principal Risks of Investing in the Fund	4
Disclosure of Portfolio Holdings	5
Management of the Fund	5
Shares of the Fund	6
Shareholder Information	6
Distribution Arrangements	8

Background

Marshall & Ilsley Trust Company N.A. (“M&I Trust”) has established a securities lending program for its clients.  M&I Investment Management Corp. (the “Adviser”), an affiliated entity under common control with M&I Trust, administers the securities lending program.  Each client that participates in the securities lending program as a lender (a “Lender”) enters into a securities lending agency agreement (the “Lending Agreement”) with M&I Trust.  Under the Lending Agreement, M&I Trust is permitted to delegate administration of the securities lending program (the “Lending Program”) to affiliates of M&I Trust, including the Adviser, thereby empowering the Adviser with the duties described in the Lending Agreement, specifically the authority to invest the cash collateral securing loans of securities of each Lender.  M&I Special Institutional Funds, Inc. (the “Corporation”) has been established for the investment of cash collateral on behalf of Lenders participating in the Lending Program.  The Corporation has established a single series of shares of beneficial interest:  M&I Special Purpose Prime Money Market Fund I (the “Fund”).  The Adviser serves as the investment adviser for the Fund.

Investment Objective

The Fund’s investment objective is to provide current income consistent with stability of principal.

Principal Investment Strategies

Fund assets are invested in high quality, short-term money market instruments.  In order to produce income that minimizes volatility, the Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve and debt security supply factors.

An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank, a federally insured Wisconsin state-chartered bank and an affiliated entity under common control with M&I Trust, or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.  Although the Fund seeks to preserve a stable net asset value (“NAV”) of $1.00 per share, it is possible to lose money by investing in the Fund.

In implementing the Fund’s investment objective, the Fund may invest in the securities listed below as part of its principal investing strategy.  Some of these securities involve special risks, which are described under “Principal Risks of Investing in the Fund.”

All investments will qualify as “eligible securities” within the meaning of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  Eligible securities means they are U.S. dollar-denominated high quality securities that have been determined by the Adviser to present minimal credit risk and are rated in one of the two highest short-term rating categories by one or more nationally-recognized statistical ratings organizations (“NRSROs”) or are deemed by the Adviser to be of comparable quality to securities having such ratings.  The Fund seeks to maintain a stable NAV per share of $1.00 by valuing its portfolio using the amortized cost method and will comply with the requirements of Rule 2a-7 under the Investment Company Act.

Securities

Agency Securities.  Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority.  Some government entities are supported by the full faith and credit of the United States.  Such entities include the Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority.  Other government entities receive support through federal subsidies, loans or other benefits.  For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by Federal Home Loan Banks (“FHLBs”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.  Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities.  Such entities include the Farm Credit Administration and the Financing Corporation.  Investors regard agency securities as having low credit risks, but not as low as Treasury securities.  The Adviser treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency.

Bank Instruments.  Bank instruments are unsecured interest-bearing deposits with banks.  Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances.  Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.  Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper.  Commercial paper represents an issuer’s obligation with a maturity of less than nine months.  Companies typically issue commercial paper to pay for current expenditures.  Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper.  If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.  The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Demand Instruments.  Demand instruments are corporate debt securities that the issuer must repay upon demand.  Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  The Adviser treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Fixed Income Securities.  Fixed income securities pay interest, dividends or distributions at a specified rate.  The rate may be a fixed percentage of the principal or adjusted periodically.  In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.  Fixed income securities provide more regular income than equity securities.  However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings.  This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price.  A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption.  Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund may invest:

Corporate Debt Securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.

Fixed Rate Debt Securities.  Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt.  For example, the market may treat fixed rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed rate debt securities are generally more volatile than the prices of floating rate debt securities.  As interest rates rise, the prices of fixed rate debt securities fall, and as interest rates fall, the prices of fixed rate debt securities rise.  For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower.  Therefore, this value is reflected in a higher price, or a premium.  Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities.  The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate.  Commonly used indices include: 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate; commercial paper rates; or the prime rate of interest of a bank.  The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities, and their interest rate is reset periodically.

Funding Agreements.  Funding agreements are investment instruments issued by U.S. insurance companies.  Pursuant to such funding agreements, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts.  The insurance company then credits guaranteed interest to the Fund.  The insurance company may assess periodic charges against a funding agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund.  The purchase price paid for a funding agreement becomes part of the general assets of the issuer.  The Fund will only purchase funding agreements from issuers that meet quality and credit standards established by the Adviser.  Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in funding agreements does not currently exist.  Also, the Fund may not have the right to receive the principal amount of a funding agreement from the insurance company on seven days’ notice or less.  Therefore, funding agreements are typically considered to be illiquid investments.

Repurchase Agreements.  Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price.  The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction.  This return is unrelated to the interest rate on the underlying security.  The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and the Fund’s custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Treasury Securities.  Treasury securities are direct obligations of the federal government of the United States.  Treasury securities are generally regarded as having the lowest credit risks.

Principal Risks of Investing in the Fund

The Fund is subject to the following principal risks:

Debt Securities Risks.  Debt securities are subject to interest rate risks, credit risks, call risks and liquidity risks, which are more fully described below.

Interest Rate Risks.  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities.  Generally, when interest rates rise, prices of fixed income securities fall.  However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.  Interest rate changes have a greater effect on the price of fixed income securities with longer durations.  Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks.  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due.  If an issuer defaults, the Fund may lose money.  Many fixed income securities receive credit ratings from NRSROs such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.  These services assign ratings to securities by assessing the likelihood of issuer default.  Lower credit ratings correspond to higher credit risk.  If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate.  The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the “spread”) measures the additional interest paid for risk.  Spreads may increase generally in response to adverse economic or market conditions.  A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk.  An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations.  This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call Risks.  Some of the securities in which the Fund invests may be redeemed by the issuer before maturity (or “called”).  This will most likely happen when interest rates are declining.  If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Liquidity Risks.  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.  These features may make it more difficult to sell or buy a security at a favorable price or time.  Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance.  Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to.  If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

Government Obligations Risks.  For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  As a result, there is risk that these entities will default on a financial obligation.  For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government, while securities issued by Fannie Mae and Freddie Mac are supported only by the discretionary authority of the U.S. government.  Moreover, securities issued by the Student Loan Marketing Association (Sallie Mae) are supported only by the credit of that agency.

Management Risks.  The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect.  Accordingly, there is no guarantee that the investment techniques used by the Fund’s portfolio manager will produce the desired results.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Management of the Fund.  The Board of Directors (the “Board”) governs the Fund.  The Board selects and oversees the Adviser, M&I Investment Management Corp.  The Adviser manages the Fund’s assets, including buying and selling portfolio securities, pursuant to an investment advisory agreement with the Fund.  The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.  The Adviser does not charge an investment advisory fee for the investment advisory services it provides to the Fund.  A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be available in the Fund’s next annual or semi-annual report to shareholders.

Adviser.  The Adviser is a registered investment adviser and a wholly owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin.  As of __________, 2008, the Adviser had approximately $___ billion in assets under management, including registered investment company assets of approximately $___ billion, and has managed investments for individuals and institutions since 1973.

Portfolio Manager.  The Fund is managed by Richard M. Rokus, a Vice President and a Portfolio Manager of the Adviser.  He has been employed by the Adviser since January 1993 and began managing a money market fund in January 1994.  Mr. Rokus currently manages three mutual fund portfolios, including money market portfolios, for Marshall Funds, Inc., a registered investment company comprised of the Marshall Funds.  He is a Chartered Financial Analyst and holds a B.B.A. degree in Finance from the University of Wisconsin-Whitewater.

Administrator and Sub-Administrator.  M&I Trust is the administrator of the Fund and _____________ is the sub-administrator.  M&I Trust, as administrator, is entitled to receive fees from the

Fund at the following annual rates as a percentage of the Fund’s average daily net assets:  _________________________.  All fees of the sub-administrator are paid by M&I Trust.

Custodian.  M&I Trust provides services to the Fund as custodian of the assets.  The custody fees are calculated at the annual rate of ___% on the first $____ million of the Fund’s average daily net assets plus ____% of assets exceeding $____ million.

Shares of the Fund

Shares of the Fund are not registered under the Securities Act or the securities laws of any state and are sold in reliance upon an exemption from registration.  Shares may not be transferred or resold without registration under the Securities Act, except pursuant to an exemption from registration.

Shareholder Information

Pricing, Purchase and Redemption of Fund Shares

Shares of the Fund are only offered to, and may only be held by, Lenders in the Lending Program.

Shares of the Fund are available for purchase or redemption on any day the Federal Reserve Bank of New York (the “Federal Reserve”) is open for business and, alternatively, on each day that the U.S. government securities markets are open and the manager determines there is sufficient liquidity in those markets.  The Federal Reserve is closed on most national holidays, including Columbus Day and Veterans Day.  All shares of the Fund are purchased and redeemed at the NAV per share of the Fund next calculated after the request is communicated to the Trust’s transfer agent and determined to be in good order.  The Adviser, in administering M&I Trust’s securities lending agent duties for a Lender, will effect all purchases and redemptions on behalf of a Lender.

The NAV for the Fund is determined daily at 4:00 p.m. (Central Time).  If the U.S. government securities markets close early, the Fund reserves the right to determine its NAV at earlier times under these circumstances.

The Fund will seek to maintain a stable NAV of $1.00 by valuing its investment portfolio using the amortized cost method and will comply with the requirements of Rule 2a-7 under the Investment Company Act.

Fund redemptions will be paid in cash unless the Board determines that conditions exist that make payment wholly in cash unwise or undesirable.  If such a determination is made by the Board, the Fund may, subject to the requirements of the Investment Company Act, pay redemptions entirely or partially in securities.

Anti-Money Laundering Laws and Regulations.  The Fund is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, when you open an account, the Fund must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you.  The Fund may also ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you.  In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Distributions

Distributions on Fund shares of the Fund’s net investment income are declared daily and paid monthly.  Distributions from net short-term and long-term capital gains, if any, will be made at least annually.  Generally, distributions of capital gains will be declared and paid in December, if required for the Fund to avoid imposition of a federal excise tax on undistributed income and capital gains.  The Fund does not expect to realize any material long-term capital gains or losses.  All distributions will be processed pursuant to the Lending Agreement between the Lender and M&I Trust.

A shareholder’s right to receive distributions with respect to shares purchased commences on the effective date of the purchase of such shares and continues through the day immediately preceding the effective date of redemption of such shares.

Excessive Trading of Portfolio Shares

The Board has not adopted market timing policies and procedures applicable to the Fund. The Board has evaluated the risks of market timing activities by the Fund’s shareholders and has determined that due to (a) the Fund’s attempts to maintain a stable NAV, (b) the nature of the Fund’s portfolio holdings, (c) the nature of the Fund’s shareholders, (d) the inability of the Fund’s shareholders to exchange into other mutual funds, and (e) the inability of the Fund’s shareholders to direct transactions because purchases and redemptions are made as securities are lent and returned, it is unlikely that market timing would be attempted by the Fund’s shareholders or any attempts to market time the Fund by shareholders would result in a negative impact to the Fund or its shareholders.

Tax Information

The Fund will send you an annual statement of your account activity to assist you in completing your federal, state and local tax returns.  With respect to taxable investors, Fund distributions of net investment income and capital gains are taxable whether paid in cash or reinvested in the Fund.  Distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend” income eligible for the reduced rate of tax applicable to long-term capital gains.  Distributions of the Fund’s long-term capital gains are generally taxable at long-term capital gain rates regardless of the length of time a shareholder has held shares of the Fund.  Currently, for non-corporate U.S. shareholders, the maximum federal tax rate on ordinary income is 35%, while the maximum federal tax rate on long-term capital gains is 15%.  Fund distributions are expected to be primarily distributions of investment company taxable income.

The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price).  If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will pass through to shareholders as ordinary income.

Under federal law, the income derived from U.S. government securities is exempt from state income taxes.  Generally, states that tax personal income permit mutual funds to pass this tax exemption through to their shareholders under certain circumstances.  Income from repurchase agreements in which the underlying securities are U.S. government securities generally does not receive this exempt treatment.

Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares.

If you do not furnish the Fund with your correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents.  Back-up withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Distribution Arrangements

Shares of the Fund are being offered to Lenders in connection with the Lending Program.  Shares of the Fund are sold on a private placement basis in accordance with Regulation D under the Securities Act.  Shares of the Fund are sold directly by the Corporation without a distributor and are not subject to a sales load or redemption fee.  Assets of the Fund are not subject to Rule 12b-1 fees.

M&I Special Institutional Funds, Inc.

M&I Special Purpose Prime Money Market Fund I

Statement of Additional Information

_________________, 2008

This Statement of Additional Information (“SAI”) supplements the information contained in Part A of the Registration Statement of M&I Special Institutional Funds, Inc. (the “Corporation”) dated _________________, 2008 concerning the M&I Special Purpose Prime Money Market Fund I (the “Fund”), a series of the Corporation.  This SAI is not a prospectus and should be read in conjunction with Part A of the Corporation’s Registration Statement.

HOW IS THE FUND ORGANIZED?

The Corporation is an open-end, management investment company that was established as a Wisconsin corporation on August 13, 2008.  The Fund represents the initial series of the Corporation.  The Fund’s portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Fund’s investment adviser is M&I Investment Management Corp. (the “Adviser”).  This SAI contains additional information about the Corporation and the Fund.  This SAI uses the same terms as defined in Part A of the Corporation’s Registration Statement.

SECURITIES IN WHICH THE FUND INVESTS

The following types of securities are a principal investment of the Fund:

•

agency securities;

•

bank instruments;

•

commercial paper;

•

debt obligations;

•

demand instruments;

•

fixed income securities

•

funding agreements;

•

repurchase agreements; and

•

Treasury securities.

The following types of securities are an acceptable (but not principal) investment of the Fund:

•

asset-backed securities;

•

callable securities;

•

credit enhancements;

•

forward commitments, when issued and delayed delivery transactions;

•

guaranteed investment contracts;

•

illiquid and restricted securities;

•

mortgage-backed securities;

•

municipal securities;

•

participation interests;

•

reverse repurchase agreements;

•

securities of other investment companies;

•

demand notes; and

•

zero coupon securities.

SECURITIES DESCRIPTIONS AND RISKS

The following information supplements the discussion of the Fund’s securities and risks related thereto that are described in Part A of the Corporation’s Registration Statement.

Agency Securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority.  Some government entities are supported by the full faith and credit of the United States.  Other government entities receive support through federal subsidies, loans or other benefits.  A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.  Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

The Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency.  Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Asset-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee.  Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables.  Almost any type of fixed income asset (including other fixed income securities) may be used to create an asset-backed security.  However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years.  Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds.  Asset-backed securities may also resemble some types of collateralized mortgage obligations (“CMOs”).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans.  The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided.  Also, these securities may be subject to prepayment risk.

The Fund will invest only in the short-term tranches of asset-backed securities, which will generally have a maturity not exceeding 397 days.

Bank Instruments are unsecured interest-bearing deposits with banks.  Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances.  Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.  Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Fund will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation.  Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty will also be treated as bank instruments.

Foreign Bank and Money Market Instruments.  Eurodollar certificates of deposit (“ECDs”), Yankee dollar certificates of deposit (“YCDs”) and Eurodollar time deposits (“ETDs”) are all U.S. dollar denominated certificates of deposit.  ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks.  YCDs are issued in the U.S. by branches and agencies of foreign banks.  Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs and Europaper have many of the same risks as other foreign securities.  Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions.  Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.  These factors will be carefully considered by the Adviser in selecting these investments.

Commercial Paper and Restricted and Illiquid Securities.  Commercial paper represents an issuer’s draft or note with a maturity of less than nine months.  Companies typically issue commercial paper to fund current expenditures.  Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper.  Commercial paper may default if the issuer cannot continue to obtain financing in this fashion.  The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Fund may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  By law, the sale of Section 4(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Fund.  The Fund must agree to purchase the Section 4(2) commercial paper for investment purposes only and not with a view to public distribution.  Section 4(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(2) commercial paper and, thus, provide liquidity.

The Adviser believes that certain Section 4(2) commercial paper and certain other restricted securities that meet the Board’s criteria for liquidity are liquid.  Therefore, Section 4(2) commercial paper and restricted securities that the Adviser has determined to be liquid are not subject to the Fund’s investment limitation applicable to illiquid securities.

Concentration.  The Fund has adopted a fundamental investment policy that prohibits the Fund from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Limitations–Fundamental Limitations–Concentration of Investments”).

Corporate Debt Securities are fixed income securities issued by businesses.  Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement.  Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance.  The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the “credit enhancer”).  The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security.  In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer (see “Investment Limitations–Fundamental Limitations– Diversification of Investments,” below).

Credit Quality.  The Fund is subject to Rule 2a-7 under the Investment Company Act and will follow the credit quality requirements of Rule 2a-7.

Demand Features.  The Fund may purchase securities subject to a demand feature, which may take the form of a put or standby commitment.  Demand features permit the Fund to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party.  Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security.  Other events may also terminate a demand feature, in which case liquidity is also affected.

Demand Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as the Fund) payable upon demand by either party.  A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days.  Many demand notes give the Fund the option of increasing or decreasing the principal amount of the demand note on a daily or weekly basis within certain limits.  Demand notes usually provide for floating or variable rates of interest.

Duration is a measure of volatility in the price of a bond prior to maturity.  Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate.  Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds.  Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities.  Duration combines these variables into a single measure of price sensitivity to interest rate changes.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities.  However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings.  This limits the potential appreciation of fixed income securities as compared to equity securities.  Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities.  Certain fixed income securities in which the Fund invests are callable at the option of the issuer.  Callable securities are subject to call risks.

Fixed Rate Debt Securities.  Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt.  For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities.  As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise.  For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in higher price, or a premium.  Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities.  The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate.  Commonly used indices include 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate; commercial paper rates; or the prime rate of interest of a bank.  The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Funding Agreements are investment instruments issued by U.S. insurance companies.  Pursuant to such funding agreements, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts.  The insurance company then credits guaranteed interest to the Fund.  The insurance company may assess periodic charges against a funding agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund.  The purchase price paid for a funding agreement becomes part of the general assets of the issuer, and the funding agreement is paid from the general assets of the issuer.  The Fund will only purchase funding agreements from issuers that meet quality and credit standards established by the Adviser.  Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in funding agreements does not currently exist.  Also, the Fund may not have the right to receive the principal amount of a funding agreement from the insurance company on seven days’ notice or less.  Therefore, funding agreements are typically considered to be illiquid investments.

Guaranteed Investment Contracts.  The Fund may make limited investments in guaranteed investment contracts (“GICs”) issued by highly rated U.S. insurance companies.  Pursuant to such contracts, the Fund makes cash contributions to a separate account of the insurance company that has been segregated from the general assets of the issuer.  The insurance company then pays to the Fund, at the end of the contract, an amount equal to the cash contributions adjusted for the total return of an index.  A GIC is a separate account obligation of the issuing insurance company.  The Fund will only purchase GICs from issuers which, at the time of purchase, are rated in one of the two highest short-term rating categories by one or more nationally-recognized statistical ratings organizations (“NRSROs”), have assets of $1 billion or more and meet quality and credit standards established by the Adviser.  Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.  Therefore, GICs are considered by the Fund to be subject to the 10% limitation on illiquid investments.  Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, the Fund will not purchase any such annuities.

Leverage Risks.  Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Mortgage-Backed Securities represent interests in pools of mortgages.  The underlying mortgages normally have similar interest rates, maturities and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms.  Many have extremely complicated terms.  The simplest form of mortgage-backed securities is a “pass-through certificate.”  Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages.  Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities.  This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs).  POs increase in value when prepayment rates increase.  In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments.  However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty.  Homeowners frequently refinance high rate mortgages when mortgage rates fall.  This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields.  Conversely, when mortgage rates increase, prepayments due to refinancings decline.  This extends the life of mortgage-backed securities with lower yields.  As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks.  Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs).  PACs and TACs are issued with companion classes.  PACs and TACs receive principal payments and prepayments at a specified rate.  The companion classes receive principal payments and any prepayments in excess of this rate.  In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate.  This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs.  One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR.  The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages.  Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise.  This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class.  To capture any unallocated payments, CMOs generally have an accrual (Z) class.  Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off.  Once this happens, holders of Z class CMOs receive all payments and prepayments.  Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (the “Code”)) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs.  Z classes, IOs, POs and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States.  However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Prepayment Risks.  Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal.  Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans.  These unscheduled prepayments of principal create risks that can adversely affect the Fund’s holdings of mortgage-backed securities.  For example, when interest rates decline, the values of mortgage-backed securities generally rise.  However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available.  Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.  Conversely, when interest rates rise, the values of mortgage-backed securities generally fall.  Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed income securities.

Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities.  Although most municipal securities are exempt from federal income tax, municipalities may also issue taxable securities.  Tax-exempt securities are generally classified by their source of payment.

General obligation bonds are supported by the issuer’s full faith and credit.  The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds.  However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Special revenue bonds are payable solely from specific revenues received by the issuer.  The revenues may consist of specific taxes, assessments, tolls, fees or other types of municipal revenues.  For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds.  Bondholders could not collect from the municipality’s general taxes or revenues.  Therefore, any shortfall in the tolls normally would result in a default on the bonds.

Private activity bonds are special revenue bonds used to finance private entities.  For example, a municipality may issue bonds to finance a new factory to improve its local economy.  The municipality would lend the proceeds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds.  The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality.  Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (“AMT”).  The Funds may invest in bonds subject to the federal AMT.

Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds or other municipal revenues.  For example, many municipalities collect property taxes once a year.  Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes.  The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.

Tax increment financing bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds.  For example, a municipality may issue these bonds to redevelop a commercial area.  The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area.  The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Securities include:

•

TRANs:  tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

•

TANs:  tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;

•

RANs:  revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;

•

BANs:  bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

•

municipal commercial paper and other short-term notes;

•

variable rate demand notes;

•

industrial development bonds;

•

municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

•

construction loan notes insured by the Federal Housing Administration and financed by the Federal National Mortgage Association (“FNMA”) or the Government National Mortgage Association (“GNMA”); and

•

participation, trust and partnership interests in any of the foregoing obligations.

Variable Rate Municipal Securities.  Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations.  Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand.  For purposes of determining the Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment.  The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Repurchase Agreements and Reverse Repurchase Agreements.  A repurchase agreement is a transaction in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price.  The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase.  The agreed upon interest rate is unrelated to the interest rate on that security.  The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price.  The Fund’s custodian is required to take possession of the securities subject to repurchase agreements.  These securities are marked to market daily.  To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities.  In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund believes that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest.  The Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date.  These securities are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

Securities of Other Investment Companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Treasury Securities are direct obligations of the federal government of the United States.  Investors regard Treasury securities as having the lowest credit risk.

When-Issued and Delayed Delivery Transactions.  These transactions are made to secure what is considered to be an advantageous price or yield.  Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.  Other than normal transaction costs, no fees or expenses are incurred.  However, liquid assets of the Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased.  These assets are marked to market daily and are maintained until the transaction has been settled.

Zero Coupon Securities.  Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”).  Investors buy zero coupon securities at a price below the amount payable at maturity.  The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.  Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

FUNDAMENTAL INVESTMENT OBJECTIVE

The fundamental investment objective of the Fund is to provide current income consistent with stability of principal.  The investment objective of the Fund may not be changed without shareholder approval.

INVESTMENT LIMITATIONS

With respect to the Fund’s investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money.  For purposes of such policies and limitations, the Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed for the Fund unless authorized by the “majority of the outstanding voting securities” of the Fund, as defined by the Investment Company Act.  Under the Investment Company Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Selling Short and Buying on Margin

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities except that the Fund may borrow money, directly or through reverse repurchase agreements, in amounts up to one-third of the value of its net assets including the amounts borrowed.  The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous.  The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings.  In those cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge.

Lending Cash or Securities

The Fund will not lend any of its assets except portfolio securities.  Loans may not exceed one-third of the value of a Fund’s total assets.  This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts.

Investing in Real Estate

The Fund will not purchase or sell real estate, including limited partnership interests, although the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Concentration of Investments

The Fund will not invest 25% or more of its total assets in any one industry.  However, investing in U.S. government securities and domestic bank instruments shall not be considered investments in any one industry.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment goal, policies and limitations.

NON-FUNDAMENTAL LIMITATIONS

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval.  Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Illiquid and Restricted Securities

The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, OTC options, guaranteed investment contracts, and certain restricted securities not determined by the Board to be liquid (including certain municipal leases).

Purchasing Securities to Exercise Control

The Fund will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC.  The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions.  However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.  The Fund will limit its investments in other investment companies to those of money market funds having investment objectives and policies similar to its own.

Regulatory Compliance

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in Part A and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act.  In particular, the Fund will comply with the various requirements of Rule 2a-7 under the Investment Company Act, which regulates money market mutual funds.  For example, Rule 2a-7 generally prohibits the investment of more than 5% of the total assets of the Fund in the securities of any one issuer, although the Fund’s fundamental investment limitation only requires such 5% diversification with respect to 75% of the Fund’s assets.  The Fund will also determine the effective maturity of its investments, as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule

2a-7.  The Fund may change these operational policies to reflect changes in the laws and regulations without shareholder approval.

VALUATION OF SECURITIES

The Board has approved the use of amortized cost for purposes of valuing portfolio instruments held by the Fund.  Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with the provisions of Rule 2a-7 under the Investment Company Act.  Under Rule 2a-7, the Board must establish procedures reasonably designed to stabilize the NAV per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund’s investment goals.

Under Rule 2a-7, the Fund is permitted to purchase instruments that are subject to demand features or standby commitments.  As defined by Rule 2a-7, a demand feature entitles the Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 days’ notice or (2) at specified intervals not exceeding 397 days on no more than 30 days’ notice.  A standby commitment entitles the Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Fund acquires instruments subject to demand features and standby commitments to enhance the instruments’ liquidity.  The Fund treats demand features and standby commitments as part of the underlying instruments, because the Fund does not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments.  Therefore, although the Fund defines demand features and standby commitments as puts, the Fund does not consider them to be corporate investments for purposes of their investment policies.

Monitoring Procedures.  The Board’s procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value.  The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values.  The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Investment Restrictions.  As required by Rule 2a-7, the Fund limits its investments to instruments that, in the opinion of the Adviser, present minimal credit risks and have received the requisite rating from one or more NRSROs.  If the instruments are not rated, the Adviser must determine that they are of comparable quality pursuant to procedures approved by the Board.  Rule 2a-7 also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable NAV of $1.00 per share.  In addition, no instrument with a remaining maturity of more than 397 days may be purchased by the Fund.

Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash to reduce the average maturity to 90 days or less as soon as possible.  Shares of investment companies purchased by the Fund will meet these same criteria and will have investment policies consistent with Rule 2a-7.

Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio.  In periods of declining interest rates, the indicated daily yield on shares of the Fund, computed based upon amortized cost valuation, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates.  In periods of rising interest rates, the indicated daily yield on shares of the Fund computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

MANNER IN WHICH SHARES ARE OFFERED

Shares of the Fund may only be offered to, and be held by, participant’s in M&I Trust’s securities lending program.  Shares are sold on a private placement basis in accordance with Regulation D under the Securities Act.  Because shares are sold directly by the Fund without a distributor, they are not subject to a sales load or redemption fee, and assets of the Fund are not subject to a Rule 12b-1 fee.

ACCOUNT AND SHARE INFORMATION

VOTING AND DISTRIBUTION RIGHTS

Under its Articles of Incorporation, the Corporation is authorized to issue an indefinite number of shares of common stock, with a par value of $.0001 per share, which may be divided into one or more series and classes, each of which evidences a pro rata ownership interest in a different investment portfolio.  The Board is authorized to classify or to reclassify (i.e., into series and classes of series) any unissued shares of the Corporation at any time without shareholder approval.

The Fund represents the initial series of the Corporation.  The Fund currently offers one class of shares of common stock.  The Fund may offer additional classes of shares in the future.

Shareholders of the Fund are entitled:  (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Fund, to participate ratably in the assets of the Fund available for distribution.  Each share of the Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in dividends and capital gains distributions by the Fund.  All shares of the Fund have equal voting rights.  Consequently, the holders of more than 50% of the Fund’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Fund’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act.  The Corporation’s By-laws provide that each director shall hold office until his or her successor is duly elected at the next annual meeting of shareholders.  Directors may be removed by the shareholders at a special meeting.  A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

All shares issued and sold by the Corporation will be fully paid and nonassessable.  Fractional shares of common stock entitle the holder to the same rights as whole shares of common stock except the right to receive a certificate evidencing such fractional shares.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

In connection with M&I Trust’s securities lending program, the Adviser holds certain collateral on behalf of its securities lending clients to secure the return of loaned securities.  Such collateral may be invested in Fund shares from time to time.  The Adviser, however, will pass through voting rights to its securities lending clients that have a beneficial interest in the Fund.  Consequently, the Adviser will not be a controlling person of the Fund for purposes of the Investment Company Act.

As of _______________, 2008, M&I Trust, as the Fund’s sole shareholder, owned 100% of all outstanding shares of the Fund and thus may be deemed a controlling shareholder of the Fund until additional shareholders purchase shares.

Any person who beneficially owns more than 25% of the outstanding shares of the Fund may be considered a “controlling person” of the Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

As of _______________, 2008, the officers and directors of the Corporation, as a group, did not own any outstanding shares of the Fund.

WHAT ARE THE TAX CONSEQUENCES?

This section is not intended to be a full discussion of income tax laws.  Please consult your own tax advisor regarding federal, state or local tax considerations.

FEDERAL INCOME TAX

The Fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies.  In the event the Fund fails to qualify as a “regulated investment company” under Subchapter M, it will be treated as a regular corporation for federal income tax purposes.  Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction.  This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.  In addition, if the Fund fails to distribute a sufficient amount of its ordinary income and capital gains, it will be subject to a 4% excise tax on a portion of its undistributed ordinary income and capital gains.

To the extent the Fund is unable to use its capital losses, it may be entitled to a capital loss carry-forward, which may reduce the taxable gain that the Fund would realize and to which the shareholder would be subject in the future.

Distributions from the Fund’s investment company taxable income (which includes dividends, interest and net short-term capital gains) generally are taxable as ordinary income whether reinvested or received in cash, unless such distributions are designated by the Fund as attributable to “qualified dividend” income eligible for the reduced rate of tax on long-term capital gains and the shareholder meets certain holding period requirements.  Currently, for non-corporate U.S. shareholders, the maximum federal tax rate on ordinary income is 35%, while the maximum federal tax rate on long-term capital gains is 15%.  Distributions of the Fund’s net long-term capital gain income, if distributed by the Fund as “capital gains distributions,” will generally be taxable as long-term capital gains, regardless of how long a shareholder has held shares of the Fund.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund.

SALE OR REDEMPTION OF SHARES

The Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will do this.

Redemption or sale of Fund shares may result in a taxable gain or loss to a shareholder, depending on whether the proceeds are more or less than the shareholder’s basis in the transferred shares.  In general, any gain or loss arising from (or treated as arising from) the redemption or sale of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year.  However, all or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a distribution in shares of the Fund.  Furthermore, any loss incurred on the sale or redemption of the Fund’s shares within six months of the date of their purchase will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares during such six-month period.

STATE AND LOCAL TAX MATTERS

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes.  Rules of state and local taxation regarding distributions from regulated investment companies may differ from the U.S. federal income tax rules.  Shareholders are urged to consult their tax advisers as to the consequences of the state and local tax rules affecting an investment in the Fund.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations).  Thus, for residents of these states, distributions derived from the Fund’s investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders.  Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities.  Accordingly, for residents of these states, distributions derived from the Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly.  The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities.  To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

WITHHOLDING

If a shareholder does not furnish the Fund with a correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on their U.S. source income.  This withholding rate may be lower under the terms of a tax convention.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisors.

WHO MANAGES THE FUND?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers, except those reserved for the shareholders.  Directors of the Corporation, together with information regarding their age, business experience during the past five years, and other information are shown in the following table.  The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.  Pursuant to the Corporation’s By-Laws, a director holds office until his or her successor is duly elected at the next annual meeting of shareholders.  Each director with an asterisk (*) is deemed to be an “interested person,” as defined in the Investment Company Act.  Current directors who are not considered to be “interested persons” of the Fund are referred to in this SAI as “independent directors.”  Information in the following table is as of August 1, 2008 unless otherwise indicated.

INTERESTED DIRECTORS

Name and Age (as of 8/1/08)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 51	Director and President	Indefinite; since inception	Vice President of the Adviser and Marshall & Ilsley Trust Company N.A. (“M&I Trust”) since 1998.	15, including 14 portfolios in the Marshall Funds, Inc. mutual fund complex	None
Kenneth C. Krei* Age: 58	Director	Indefinite; since inception

Chairman of M&I Financial
Advisors, Inc. and M&I
Insurance Services, Inc. since
January 2005; Director and
Chief Executive Officer of the
Adviser since July 2003;
Director, President and Chief
Executive Officer of M&I Trust
since July 2003; Senior Vice
President of Marshall & Ilsley Corporation (a bank holding company) since July 2003; Executive Vice President, Investment Advisors at Fifth Third Bancorp prior thereto.

				15, including 14 portfolios in the Marshall Funds, Inc. mutual fund complex	None

*  *Mr. Blaser is an “interested person” of the Corporation (as defined in the Investment Company Act) due to the positions that he holds with the Corporation, the Adviser and M&I Trust.  Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

INDEPENDENT DIRECTORS

Name and Age (as of 8/1/08)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 66	Independent Director	Indefinite; since inception	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	15, including 14 portfolios in the Marshall Funds, Inc. mutual fund complex	None
Benjamin M. Cutler Age: 63	Independent Director	Indefinite; since inception

Chairman, CEO and President,
USHEALTH Group, Inc. (a
health insurance company),
since September 2004;
Chairman, Assurant Health (a
health insurer), and Executive
Vice President, Assurant, Inc.
(an insurance company), from
2002 to 2004; President and
CEO, Fortis Health (a health
insurer), from 1996 to 2003.

				15, including 14 portfolios in the Marshall Funds, Inc. mutual fund complex	None
John DeVincentis Age: 74	Independent Director	Indefinite; since inception	Independent financial consultant; retired; formerly, Senior Vice President of Finance, In-Sink- Erator Division of Emerson Electric Corp. (an electrical products manufacturer).	15, including 14 portfolios in the Marshall Funds, Inc. mutual fund complex	None
John A. Lubs Age: 60	Independent Director	Indefinite; since inception	Vice Chairman, Mason Companies, Inc. (a footwear distributor), since October 2004; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	15, including 14 portfolios in the Marshall Funds, Inc. mutual fund complex	None
James Mitchell Age: 61	Independent Director	Indefinite; since inception

Chairman, Golner Precision
Products, Inc. (a supplier of
machine parts), since 2004;
Chief Executive Officer, General
Automotive Manufacturing,
LLC (an automotive parts
manufacturing company), from
2001-2007; Chief Executive
Officer, NOG, Inc. (a metal
processing and consulting
company), since 1999;
Chairman, Ayrshire Precision
Engineering (a precision
machining company), since
1992.

				15, including 14 portfolios in the Marshall Funds, Inc. mutual fund complex	None

Name and Age (as of 8/1/08)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Barbara J. Pope Age: 60	Independent Director	Indefinite; since inception

President of Barbara J. Pope,
P.C. (a financial consulting firm)
since 1992; President of
Sedgwick Street Fund LLC (a
private investment partnership)
since 1996; formerly, Tax
Partner,
PricewaterhouseCoopers LLP (a
public accounting firm).

				15, including 14 portfolios in the Marshall Funds, Inc. mutual fund complex	None

OFFICERS

The officers of the Corporation are elected annually by the Board.  Each officer holds office for one year and until the election and qualification of his or her successor.  The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.  Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table.

PRINCIPAL OFFICERS

Name and Age (as of 8/1/08)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 35	Treasurer	Re-elected by the Board annually; since inception	Vice President of the Adviser since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.
John D. Boritzke Age: 52	Vice President	Re-elected by the Board annually; since inception	Vice President of the Adviser and M&I Trust since 1993.
Daniel Eyre Age: 40	Anti-Money Laundering Compliance Officer	Re-elected by the Board annually; since inception	Manager, MIS, a division of M&I Trust, since April 2004; Programmer and Analyst, Metavante Corporation (a banking and payments technology provider), from July 2000 to April 2004.
William A. Frazier Age: 52	Vice President	Re-elected by the Board annually; since inception	Vice President of the Adviser and M&I Trust since 1985.
Angela L. Pingel Age: __	Secretary	Re-elected by the Board annually; since inception	[Insert Bio]
__________________ Age: __	Chief Compliance Officer	Re-elected by the Board annually; since inception	[Insert Bio]

COMMITTEES OF THE BOARD

The standing committees of the Board are the Audit Committee and the Nominating Committee.  These committees are comprised solely of independent directors.

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	John DeVincentis (Chair) Larry D. Armel Benjamin M. Cutler John A. Lubs James Mitchell Barbara J. Pope

The Board has adopted a written charter of the Audit
Committee pursuant to which the Audit Committee:  retains
the independent auditors to audit the financial statements of the
Fund; meets with the independent auditors periodically to
review the results of the audits and reports their results to the full Board; evaluates the independence of the auditors; and
preapproves, or establishes preapproval policies and
procedures concerning, all audit and non-audit services
provided to the Fund.

N/A
Nominating	John DeVincentis Larry D. Armel Benjamin M. Cutler John A. Lubs James Mitchell Barbara J. Pope	The Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for directors.	N/A

The Nominating Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist.  Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary.

The Board has also established a Pricing Committee, which is not a committee of the Board.  The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, which determinations are subsequently reported to the full Board.  The Pricing Committee meets as necessary and is comprised of members of the Adviser and the Fund’s sub-administrator.

COMPENSATION OF DIRECTORS

The following table shows the estimated fees to be paid to the independent directors by the Corporation for the current fiscal year.  The Corporation does not pay any fees to its interested directors or officers.                       receives compensation from the Adviser for services as Chief Compliance Officer of the Corporation.  Neither the Corporation nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses.

Name	Aggregate Compensation from the Corporation	Total Compensation from the Fund and Fund Complex(1) Paid to Directors
Larry D. Armel	$_______	$_______
Benjamin M. Cutler	$_______	$_______
John DeVincentis	$_______	$_______
John A. Lubs	$_______	$_______
James Mitchell	$_______	$_______
Barbara J. Pope	$_______	$_______

_______________

(1)  The “Fund Complex” includes the Fund and Marshall Funds, Inc., a mutual fund complex consisting of 14 portfolios.  The Adviser serves as the investment adviser for the Fund and for each of the investment portfolios in Marshall Funds, Inc.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2007

Name of Director	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned in All Registered Investment Companies in Family of Investment Companies(1)
Larry D. Armel	None	over $100,000
John M. Blaser(2)	None	over $100,000
Benjamin M. Cutler	None	over $100,000
John DeVincentis	None	over $100,000
Kenneth C. Krei(2)	None	over $100,000
John A. Lubs	None	$50,000 – $100,000
James Mitchell	None	over $100,000
Barbara J. Pope	None	over $100,000

_______________

 (1)  The “Family of Investment Companies” includes the Fund and Marshall Funds, Inc., a mutual fund complex consisting of 14 portfolios.  The Adviser serves as the investment adviser for the Fund and for each of the investment portfolios in Marshall Funds, Inc.

(2)  This director is deemed an “interested director” as defined in the Investment Company Act.

ADVISER TO THE FUNDS

The Fund’s investment adviser is M&I Investment Management Corp., a Wisconsin corporation headquartered in Milwaukee, Wisconsin.  The Adviser conducts investment research and makes investment decisions for the Fund.  The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations and not-for-profit organizations, and is registered as an investment adviser with the SEC.  The Adviser is a wholly-owned subsidiary of Marshall & Ilsley Corporation, a bank holding company headquartered in Milwaukee, Wisconsin.  The Adviser shall not be liable to the Corporation, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.  Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have.

The Adviser does not charge an investment advisory fee for the investment advisory services it provides to the Fund.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Fund’s portfolios to the Adviser.  Due to the Fund’s proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Fund.

Adviser’s Proxy Voting Policies and Procedures

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in a manner that, in the best judgment of the Adviser, is in the best economic interests of the Adviser’s clients with respect to the potential economic return on the clients’ investments.  Generally, this will mean voting for proposals that the Adviser believes will:  improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted to a company’s shareholders for vote.  However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On routine matters, generally the Adviser will vote in accordance with the recommendation of the issuer’s board of directors.  Routine matters include, but are not limited to, proposals to approve:  independent auditors; election of directors in uncontested elections; increases in authorized common shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action; share repurchase programs that institute or renew open market share repurchase programs in which all shareholders may participate on equal terms; and compensation or salary levels for employees and/or directors that appear to be consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans, except that the Adviser will require management to provide substantial justification for repricing of options in order to vote for such proposal.

On matters of corporate governance, generally the Adviser will vote for proposals to:  permit a simple majority of shareholders to approve acquisitions of a controlling interest of issuers; eliminate classified or staggered boards of directors; eliminate cumulative voting and preemptive rights; and proposals to opt-out of state takeover statutes.  The Adviser will generally vote against the adoption of:  super-majority voting provisions that require greater than a two-thirds shareholder approval to change the corporate charter or bylaws or to approve mergers and acquisitions; fair price amendments that are linked to a super-majority provision and do not permit a takeover unless an arbitrary fair price is offered to all shareholders; proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations; and proposals that do not allow replacement of existing members of the board of directors.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.

Proxy Voting Procedures

The Trust Investment Committee, comprised of the members of the Adviser and M&I Trust, has appointed a Proxy Officer who has the authority to vote proxies pursuant to the proxy voting policy.  The Proxy Officer will direct proposals that he or she is unable to determine how to vote or where there has been a recommendation not to vote in accordance with a predetermined policy to the Proxy Voting Committee of M&I Trust.  The Proxy Voting Committee may refer any matter that it is uncertain how to vote to the Trust Investment Committee for a final decision.

The Adviser’s proxy voting procedures permit the Proxy Voting Committee to develop and revise further procedures to assist the Adviser in the voting of proxies, which may include the use of a third party vendor for purposes of recommendations on particular shareholder votes being solicited or for the voting of proxies, or to override the directions provided in such guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Adviser addresses potential material conflicts of interest by having a predetermined voting policy.  For those proposals that require case-by-case determinations, or in instances where special circumstances may require varying from the predetermined policy, the Proxy Officer will determine the vote in the best interests of the Adviser’s clients, without consideration of any benefit to the Adviser, its affiliates, its employees, its other clients, customers, service providers or any other party.

Proxy Voting Record

The Fund’s proxy voting record for the most recent 12-month period ended June 30 will be available without charge, either upon request, by calling toll free, _______________, or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund holds only short-term securities that generally do not vary significantly in value over short periods of time.  Because of the types of securities held by the Fund, the Fund’s portfolio holdings information would not be subject to the types of misuses that typical portfolio holdings disclosure policies are designed to prevent.

The Fund may disclose the Fund’s securities holdings on a daily basis to shareholders of the Fund.  The Board has adopted this policy and believes that the policy is in the best interests of shareholders of the Fund for the following reasons:

•

The Board recognizes the legitimate business need of the Fund’s shareholders to receive on a daily basis information about the Fund’s holdings to allow the shareholders, who are Lenders in the Lending Program, to independently monitor the sufficiency of collateral underlying the loans of their securities and compliance with the terms of their Lending Agreements.

•

The Board believes that because the timing of investments into the Fund is determined by securities lending activity and is directed by M&I Trust and not the shareholders of the Fund, the Fund does not present opportunities for recipients of information about the Fund’s securities holdings to misuse and trade on such information.

Furthermore, to ensure that the Fund’s securities holdings are not selectively disclosed and remain confidential among shareholders, the Board has adopted the following policies:

•

Because the Corporation is a privately placed investment vehicle offered only to Lenders, no information regarding the Fund’s securities holdings is publicly disclosed, except to those participants and as required in filings made with the SEC and other regulators.

•

The Fund’s securities holdings are disclosed to shareholders of the Fund and potential Lending Program clients. They are not disclosed to any mutual fund evaluation services, broker-dealers, wirehouses or other entities that regularly analyze the portfolio holdings of mutual funds.

•

Notwithstanding the foregoing paragraph, the Corporation may disclose the Fund’s securities holdings (1) to the extent required by law, (2) to the Corporation’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Board, the Adviser, and the Fund’s custodian, fund accountant, administrator, independent registered public accounting firm, attorneys, and each of their respective affiliates and advisors, and are subject to duties of confidentiality imposed by law and/or contract and (3) to broker-dealers to facilitate trading.

The Board and Fund management may also, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the foregoing policies.

BROKERAGE TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business.  Trades may be done with brokers, dealers and, on occasion, issuers.  Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups and mark-downs.

In executing transactions on behalf of the Fund, the Adviser has no obligation to deal with any particular broker or dealer.  Rather, the Adviser seeks to obtain the best qualitative execution.  The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below.  Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment advisor, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction.  Brokerage and research services include:

•

furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•

furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy and the performance of accounts; and

•

effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, the Adviser considers:  quality of investment research and brokerage services; communication of such information; trade execution pricing, capability and efficiency; and the appropriateness of the commission rate.  Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy.  In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size.  While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Fund.  Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; that is, not all of such services may be used by the Adviser in connection with the Fund.  The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary.  The Adviser believes any such costs to the Fund, however, will not be disproportionate to the benefits received by the Fund on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and other advisory accounts.  There can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund.  In making allocations between the Fund other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year.  The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.  As the Fund is new, as of the date of the SAI there are no such transactions or brokerage commissions to report.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Adviser has adopted a code of ethics.  This code governs securities trading activities of investment personnel and certain other employees (“Access Persons”).  Although the code permits Access Persons to trade in securities, including those that the Fund could buy, it also contains significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

ADMINISTRATOR

M&I Trust is the administrator of the Fund.  M&I Trust is entitled to receive fees from the Fund at the following annual rates as a percentage of the Fund’s average daily net assets:  ____________________.

The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited, to the following:

•

preparation, filing and maintenance of the Corporation’s governing documents, minutes of Board meetings and shareholder meetings;

•

preparation and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Fund to offer its shares;

•

preparation, negotiation and administration of contracts on behalf of the Fund;

•

supervision of the preparation of financial reports;

•

preparation and filing of federal and state tax returns;

•

assistance with the design, development and operation of the Fund; and

•

provision of advice to the Fund and the Board.

SUB-ADMINISTRATOR

____________________ is the Fund’s sub-administrator pursuant to the Sub-Administration Agreement with the administrator.  Under the Sub-Administration Agreement, the functions performed by ____________________ include and relate to, but are not limited to, the following:

•

review and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Fund to offer its shares;

•

drafting and reviewing of the Fund’s annual and semi-annual reports;

•

various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings and drafting of proxy materials;

•

obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;

•

coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;

•

follow-up on any issues surrounding reporting of performance for the Fund; and

•

preparation of the Corporation’s tax returns.

For its services, ____________________ is entitled to receive from the administrator, in addition to out-of-pocket expenses, fees at the following annual rate as a percentage of the Fund’s average daily net assets:  ____________________.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

____________________, maintains all necessary shareholder records.  For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.  The fee is based on the level of the Fund’s average net assets for the period plus out-of-pocket expenses.

M&I Trust provides sub-transfer agency services to the Fund.  In exchange for these services, the Fund pays M&I Trust a per account fee and out-of-pocket expenses.

FUND ACCOUNTANTS

____________________, provides fund accounting services to the Fund.  For its services, ____________________ receives a fee based on net assets of the Fund.

CUSTODIAN

M&I Trust, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, a subsidiary of Marshall & Ilsley Corporation, is a custodian for the securities and cash of the Fund.  For its services as custodian, M&I Trust receives an annual fee, payable monthly, based on a percentage of the Fund’s average aggregate daily net assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Fund, ____________________ conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatements.

FINANCIAL STATEMENTS

Auditor financial statements will be provided by amendment.

APPENDIX

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality.  Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early.  As the issue no longer exists, it is therefore no longer rated.

‘NR’ denotes that Fitch Ratings does not publicly rate the associated issuer or issuer.

‘WD’

Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)

Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•

Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•

Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote expectations of low credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  ‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB

Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative.

•

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC

•

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC

•

For issuers and performing obligations, default of some kind appears probable.

•

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C

•

For issuers and performing obligations, default is imminent.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•

failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•

the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•

the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early.  As the issue no longer exists, it is therefore no longer rated.

‘NR’

Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’

Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)

‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country.  This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)

‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country.  The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A (xxx)

‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country.  Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)

‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

E(xxx)

Adequate information is not available to meet the obligations of the rating. This category is used as a downgrade when the previous rating is suspended due to a lack of documentation from the issuer necessary to continue surveillance and maintain the rating.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Short-Term Notes

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•

Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•

Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

M&I Special Institutional Funds, Inc.

PART C

OTHER INFORMATION

Item 23.  Exhibits.

See “Exhibit Index.”

Item 24.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification.

Reference is made to Article IX of the Registrant’s By-Laws.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant’s investment adviser against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 26.  Business and Other Connections of the Investment Adviser.

M&I Investment Management Corp. (the “Adviser”) serves as the investment adviser for the Registrant.  The Adviser is a registered investment adviser and wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin.  The business and other connections of the Adviser, as well as the names and titles of the executive officers and directors of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

To the best of Registrant’s knowledge, none of the Adviser’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Who Manages the Fund?” section of the Registrant’s Statement of Additional Information, which is incorporated herein by reference.

Item 27.  Principal Underwriters.

Not applicable.

Item 28.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent and Dividend Disbursing Agent	________________

Registrant’s Administrator and Sub-Transfer Agent	Marshall & Ilsley Trust Company N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Sub-Administrator and Portfolio Accounting Services	________________

Registrant’s Investment Adviser	M&I Investment Management Corp. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Custodian	Marshall & Ilsley Trust Company N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Item 29.  Management Services.

Not applicable.

Item 30.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 15th day of August, 2008.

M&I Special Institutional Funds, Inc.

(Registrant)

By:

/s/ John M. Blaser

John M. Blaser

President

EXHIBIT INDEX

Exhibit Number	Document Description
(a)	Articles of Incorporation – filed herewith
(b)	By-Laws – filed herewith
(c)	Instruments Defining Rights of Security Holders — incorporated by reference to the Articles of Incorporation and By-Laws
(d)	Investment Advisory Agreement – to be filed
(e)	Distribution Agreement – not applicable
(f)	Bonus or Profit Sharing Contracts – not applicable
(g)	Custodian Contract – to be filed
(h.1)	Administrative Services Agreement – to be filed
(h.2)	Sub-Administration Agreement – to be filed
(h.2)	Transfer Agency, Sub-Transfer Agency and Service Agreement – to be filed
(h.3)	Fund Accounting Agreement – to be filed
(i)	Opinion and Consent of Counsel – not applicable
(j)	Consent of Independent Auditors – not applicable
(k)	Omitted Financial Statements – not applicable
(l)	Initial Capital Understanding – to be filed
(m)	Rule 12b-1 Plan – not applicable
(n)	Rule 18f-3 Plan – not applicable
(o)	Reserved
(p)	Adviser Code of Ethics – to be filed

C-4